U. S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2005

THERMA-WAVE, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-26911
(Commission File Number)

94-3000561
(I.R.S. Employer Identification Number)

1250 Reliance Way
Fremont, California
(Address of Principal Executive Officers)

94539
(Zip Code)

(510) 668-2200
(Registrant’s telephone number, including area code)

Not applicable
(Former Name or Former Address, If Changed Since Last Report)

ITEM 5.02: Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) Carol Lustenader, the Corporate Controller and chief accounting officer of Therma-Wave, Inc. announced on March 14, 2005 that she is resigning from her position with the company effective April 1, 2005. Therma-Wave will initiate a search for Ms. Lustenader’s successor.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: March 16, 2005	Therma-Wave, Inc.
	By:	/s/L. Ray Christie
		Name:	L. Ray Christie
		Title:	Senior Vice President, Chief Financial Officer and Secretary